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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) December 9, 1999

                             BLYTH INDUSTRIES, INC.
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             (Exact name of registrant as specified in its charter)

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
         DELAWARE                      1-13026                    36-2984916
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      (State or other                (Commission                 (IRS Employer
      jurisdiction of               File Number)              Identification No.)
      incorporation)
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               100 FIELD POINT ROAD, GREENWICH, CONNECTICUT 06830
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            (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code  (203) 661-1926

                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS.

    On December 9, 1999, the Board of Directors unanimously approved the adoption of the Blyth Industries, Inc. Non-Qualified Deferred Compensation Plan (the "Plan") for certain of its executive employees. The purpose of the Plan is to provide those employees with supplemental retirement income on a non-qualified, unfunded basis through salary deferrals, employer credits and deemed earnings thereon. The Plan is intended to be a top-hat plan (i.e., an unfunded deferred compensation plan maintained for a select group of management or highly compensated employees) which is generally exempt from the Employee Retirement Income Security Act of 1974. See Exhibit 4.1 attached hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

    4.1 Blyth Industries, Inc. Non-Qualified Deferred Compensation Plan together with the Blyth Industries, Inc. Profit Sharing Retirement Plan and Trust, and the amendments thereto, which is referred to therein.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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                                                       BLYTH INDUSTRIES, INC.

Date: December 21, 1999                                By:             /s/ BRUCE D. KREIGER
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                                                                      Name: Bruce D. Kreiger
                                                             Title: VICE PRESIDENT & GENERAL COUNSEL
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